UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
October 2, 2025

LAVA Therapeutics N.V.

(Exact name of registrant as specified in its charter)

The Netherlands	001-40241	82-2745484
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Yalelaan 62 Utrecht, The Netherlands	3584
(Address of principal executive offices)	(Zip Code)

+31 85 016 3100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, nominal value €0.12 per share	LVTX	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On October 2, LAVA Therapeutics N.V. (the “Company”) and XOMA Royalty Corporation (“Buyer”) issued a joint press release announcing the extension of the expiration of the tender offer to purchase all issued and outstanding common shares, nominal value €0.12 per share, of the Company (the “Shares”), for (i) a cash amount to be determined in accordance with the Purchase Agreement, plus (ii) a non-transferable contingent value right (“CVR”) for each Share representing the right to receive 75% of the net proceeds related to the Company’s two partnered assets and 75% of any net proceeds from any out license or sale of the Company’s unpartnered programs (the “Offer”). The Offer was previously scheduled to expire one minute after 11:59 p.m., New York City time, on October 3, 2025, in accordance with that certain share purchase agreement, dated as of August 3, 2025 (the “Purchase Agreement”). The expiration date of the Offer is extended to expire one minute after 11:59 p.m., New York City time, on October 17, 2025, unless it is extended further or earlier terminated in accordance with the Purchase Agreement.

Additional Information and Where to Find It

In connection with the proposed transactions between the Company and Buyer, Buyer filed a Tender Offer Statement on Schedule TO with the U.S. Securities and Exchange Commission (the “SEC”) and the Company filed a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC related to the tender offer. The Company also filed a proxy statement in connection with the originally scheduled extraordinary general meeting (“EGM”) at which the Company shareholders were requested to vote on certain proposed resolutions (the “EGM Proposals”) in connection with the transactions. The Company plans to file a revised proxy statement with the SEC and send a revised proxy statement and proxy card to each shareholder entitled to vote at the reconvened extraordinary general meeting. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REVISED PROXY STATEMENT REGARDNG THE EXTRAORDINARY GENERAL MEETING AND THE TENDER OFFER MATERIALS (INCLUDING THE OFFER TO PURCHASE, A LETTER OF TRANSMITTAL AND RELATED DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 REGARDING THE OFFER, AS THEY MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, BECAUSE THEY CONTAIN IMPORTANT INFORMATION THAT INVESTORS AND SECURITY HOLDERS SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR SHARES (INCLUDING THE TERMS AND CONDITIONS OF THE OFFER) OR MAKING ANY VOTING DECISION FOR THE EXTRAORDINARY GENERAL MEETING. Investors and security holders may obtain a free copy of these statements and other documents filed with the SEC at the website maintained by the SEC at www.sec.gov or by directing such requests to the information agent for the Offer, which will be named in the tender offer statement. Investors and security holders may also obtain, at no charge, the documents filed or furnished to the SEC by LAVA under the “SEC Filings” subsection of the “Financials & Filings” section of the Company’s website at https://ir.lavatherapeutics.com or by accessing the Investor Relations sections of Buyer’s website at https://www.investors.xoma.com.

Participants in the Solicitation

The Company, its directors and executive officers and other members of its management and employees, as well as Buyer and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the EGM Proposals. Information about the Company’s directors and executive officers and their ownership of Shares is set forth in the proxy statement for the Company’s 2025 annual general meeting of shareholders, which was filed with the SEC on April 28, 2025. Information about Buyer’s directors and executive officers is set forth in the proxy statement for Buyer’s 2025 annual meeting of shareholders, which was filed with the SEC on April 15, 2025. Shareholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the EGM Proposals, including the interests of the Company’s directors and executive officers in the transactions, which may be different than those of the Company’s shareholders generally, by reading the proxy statement and other relevant documents regarding the transactions which will be filed with the SEC.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements,” including, but not limited to, statements regarding the Company’s beliefs and expectations and statements about the proposed transactions, including the expected timing of the completion of the Offer and the consideration to be paid to the Company’s shareholders who tender their shares in the Offer. These statements may be identified by their use of forward-looking terminology including, but not limited to, “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “goal,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” and “would,” and similar words and expressions are intended to identify forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance and involve risks and uncertainties that could cause actual results to differ materially from those projected, expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to: the possibility that various closing conditions set forth in the Purchase Agreement may not be satisfied or waived, including uncertainties as to the percentage of the Company’s shareholders tendering their shares in the Offer; the possibility that competing offers will be made; the possibility that the closing conditions might not be met; the risk that the transactions may not be completed in a timely manner, or at all, which may adversely affect the Company’s business and the price of its ordinary shares; the delay or failure of the Offer Conditions to be satisfied (or waived), including insufficient common shares of the Company being tendered in the Offer; significant costs associated with the Transactions; the risk that any shareholder or other litigation in connection with the transactions may result in significant costs of defense, indemnification and liability; the risk that activities related to the CVR agreement may not result in any value to the Company’s shareholders; the possibility that prior to the completion of the transactions, the Company’s or Buyer’s business may experience significant disruptions due to transaction-related uncertainty; the effects of disruption from the transactions of the Company’s business and the fact that the announcement and pendency of the transactions may make it more difficult to establish or maintain relationships with employees, manufacturers, suppliers, vendors or business partners; the occurrence of any event, change or other circumstance that could give rise to the termination of the Purchase Agreement; as well as potential adverse effects on the Company’s business condition and results from general economic and market conditions and overall fluctuations in the United States and international equity markets, including as a result of inflation, heightened interest rates, recent and potential future pandemics and other health crises, and hostilities, including the Russian invasion of Ukraine and the conflict in the Middle East; and other risks and uncertainties discussed in the Company’s most recent annual and quarterly reports filed with the SEC as well as in the Company’s subsequent filings with the SEC. As a result of such risks and uncertainties, the Company’s actual results may differ materially from any future results, performance or achievements discussed in or implied by the forward-looking statements contained herein. There can be no assurance that the transactions will in fact be consummated. The Company cautions investors not to unduly rely on any forward-looking statements.

The forward-looking statements contained in this Current Report on Form 8-K are made as of the date hereof, and the Company undertakes no obligation to update any forward-looking statements, whether as a result of future events, new information or otherwise, except as expressly required by law. All forward-looking statements in this document are qualified in their entirety by this cautionary statement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Joint Press Release dated October 2, 2025.
104	Cover page interactive data file (embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAVA Therapeutics N.V.

Date: October 2, 2025	By:	/s/ Fred Powell
Fred Powell
Chief Financial Officer